UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2016, Edward Aleman, the Chief Accounting Officer of DreamWorks Animation SKG, Inc. (the “Company”), notified the Company of his intent to resign from the Company for personal health reasons. The Company currently anticipates that Mr. Aleman will terminate his employment with the Company no later than February 29, 2016. Upon Mr. Aleman’s departure from the Company, Fazal Merchant, the Company’s Chief Financial Officer, will assume the title of Chief Accounting Officer on an interim basis. The Company intends to commence a search for a permanent replacement for Mr. Aleman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: January 15, 2016	By:	/s/ Andrew Chang
Andrew Chang
General Counsel